Exhibit 26-R





                         National Life Insurance Company


                                Power of Attorney




The undersigned hereby appoints Thomas H. MacLeay, Mehran Assadi and Kerry A. Jung, or either of them, his attorney-in-fact to execute in his name, and on his behalf,

         (1) the VariTrak variable universal life registration statement on Form N-6 and all amendments thereto,

         (2) the Sentinel Estate Provider survivorship variable universal life registration statement on Form N-6 and all amendments thereto,

         (3) the Sentinel Benefit Provider variable universal life (coli) registration statement on Form N-6 and all amendments thereto, and

         (4) the Sentinel Advantage variable annuity registration statement on Form N-4 and all amendments thereto,


to be filed by National Life Insurance Company under the Securities Act of 1933.





                                            /s/BL
                                            ---------------
                                            Bruce Lisman

                         National Life Insurance Company


                                Power of Attorney




The undersigned hereby appoints Thomas H. MacLeay, Mehran Assadi and Kerry A. Jung, or either of them, his attorney-in-fact to execute in his name, and on his behalf,

         (1) the VariTrak variable universal life registration statement on Form N-6 and all amendments thereto,

         (2) the Sentinel Estate Provider survivorship variable universal life registration statement on Form N-6 and all amendments thereto,

         (3) the Sentinel Benefit Provider variable universal life (coli) registration statement on Form N-6 and all amendments thereto, and

         (4) the Sentinel Advantage variable annuity registration statement on Form N-4 and all amendments thereto,


to be filed by National Life Insurance Company under the Securities Act of 1933.




                                /s/THM
                                ------------------
                                Thomas H. MacLeay

                         National Life Insurance Company


                                Power of Attorney




The undersigned hereby appoints Thomas H. MacLeay, Mehran Assadi and Kerry A. Jung, or either of them, his attorney-in-fact to execute in his name, and on his behalf,

         (1) the VariTrak variable universal life registration statement on Form N-6 and all amendments thereto,

         (2) the Sentinel Estate Provider survivorship variable universal life registration statement on Form N-6 and all amendments thereto,

         (3) the Sentinel Benefit Provider variable universal life (coli) registration statement on Form N-6 and all amendments thereto, and

         (4) the Sentinel Advantage variable annuity registration statement on Form N-4 and all amendments thereto,


to be filed by National Life Insurance Company under the Securities Act of 1933.




                                /s/EMP
                                -----------------
                                E. Miles Prentice

                         National Life Insurance Company


                                Power of Attorney




The undersigned hereby appoints Thomas H. MacLeay, Mehran Assadi and Kerry A. Jung, or either of them, his attorney-in-fact to execute in his name, and on his behalf,

         (1) the VariTrak variable universal life registration statement on Form N-6 and all amendments thereto,

         (2) the Sentinel Estate Provider survivorship variable universal life registration statement on Form N-6 and all amendments thereto,

         (3) the Sentinel Benefit Provider variable universal life (coli) registration statement on Form N-6 and all amendments thereto, and

         (4) the Sentinel Advantage variable annuity registration statement on Form N-4 and all amendments thereto,


to be filed by National Life Insurance Company under the Securities Act of 1933.




                                /a/AGS
                                -----------------
                                A. Gary Shilling

                         National Life Insurance Company


                                Power of Attorney



The undersigned hereby appoints Thomas H. MacLeay, Mehran Assadi and Kerry A. Jung, or either of them, her attorney-in-fact to execute in her name, and on her behalf,

         (1) the VariTrak variable universal life registration statement on Form N-6 and all amendments thereto,

         (2) the Sentinel Estate Provider survivorship variable universal life registration statement on Form N-6 and all amendments thereto,

         (3) the Sentinel Benefit Provider variable universal life (coli) registration statement on Form N-6 and all amendments thereto, and

         (4) the Sentinel Advantage variable annuity registration statement on Form N-4 and all amendments thereto,


to be filed by National Life Insurance Company under the Securities Act of 1933.





                                /s/PKW
                                -----------------
                                Patricia K. Woolf